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  10/10/96                                                            Exhibit I


                                Date of Declaration
              Portfolio               of Trust                    Address                   Effective  Date

  The Treasury Money Market Portfolio.11/4/92      60 State Street, Boston, MA 02109               8/1/96

  The Money Market Portfolio..........1/29/93      P.O. Box 2508 GT                                8/1/96
                                                   Grand Cayman, Cayman Islands, BWI

  The Tax Exempt Money Market
  Portfolio...........................1/29/93      60 State Street, Boston, MA 02109               8/1/96

  The Short Term Bond Portfolio.......1/29/93      P.O. Box 2508 GT                                8/1/96
                                                   Grand Cayman, Cayman Islands, BWI

  The U.S. Fixed Income Portfolio.....1/29/93      P.O. Box 2508 GT                                8/1/96
                                                   Grand Cayman, Cayman Islands, BWI

  The Tax Exempt Bond Portfolio.......1/29/93      60 State Street, Boston, MA 02109               8/1/96

  The Selected U.S. Equity Portfolio..1/29/93      P.O. Box 2508 GT                                8/1/96
                                                   Grand Cayman, Cayman Islands, BWI

  The U.S. Small Company Portfolio....1/29/93      P.O. Box 2508 GT                                8/1/96
                                                   Grand Cayman, Cayman Islands, BWI

  The Non-U.S. Equity Portfolio.......1/29/93      P.O. Box 2508 GT                                8/1/96
                                                   Grand Cayman, Cayman Islands, BWI

  The Diversified Portfolio...........1/29/93      P.O. Box 2508 GT                                8/1/96
                                                   Grand Cayman, Cayman Islands, BWI

  The Non-U.S. Fixed Income Portfolio.6/16/93      P.O. Box 2508 GT                                8/1/96
                                                   Grand Cayman, Cayman Islands, BWI

  The Emerging Markets Equity
  Portfolio...........................6/16/93      P.O. Box 2508 GT                                8/1/96
                                                   Grand Cayman, Cayman Islands, BWI

  The New York Total Return
  Bond Portfolio......................6/16/93      60 State Street, Boston, MA 02109               8/1/96

  The Series Portfolio--
  The Asia Growth Portfolio*..........6/24/94      P.O. Box 2508 GT                                8/1/96
                                                   Grand Cayman, Cayman Islands, BWI

  The Series Portfolio--
  The Japan Equity Portfolio*.........6/24/94      P.O. Box 2508 GT                                8/1/96
                                                   Grand Cayman, Cayman Islands, BWI

  The Series Portfolio--
  The European Equity Portfolio*......6/24/94      P.O. Box 2508 GT                                8/1/96
                                                   Grand Cayman, Cayman Islands, BWI

  The Series Portfolio--
  The Disciplined Equity Portfolio*...6/24/94      P.O. Box 2508 GT                              12/27/96
                                                   Grand Cayman, Cayman Islands, BWI

  The Series Portfolio--The Inter-
  national Opportunities Portfolio*...6/24/94      P.O. Box 2508 GT                              12/27/96
                                                   Grand Cayman, Cayman Islands, BWI

  The Series Portfolio--The Global
  Strategic Income Portfolio*.........6/24/94      P.O. Box 2508 GT                              12/27/96
                                                   Grand Cayman, Cayman Islands, BWI
  *In the case of The Series  Portfolio,  references to the "Portfolio" refer to its individual series as the context requires.
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